CERTIFICATE OF DESIGNATIONS,
                             PREFERENCES AND RIGHTS

                                       OF

                  SERIES D CUMULATIVE CONVERTIBLE EXCHANGEABLE
                                 PREFERRED STOCK

                                       OF

                         SHEFFIELD PHARMACEUTICALS, INC.

                                 ---------------

                           Pursuant to Section 151 of
              the General Corporation Law of the State of Delaware


               Sheffield Pharmaceuticals, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the
"Corporation"), hereby certifies that the following resolutions were duly adopted by the Board of Directors of the Corporation at a meeting duly called and held on October 15, 1999 pursuant to authority of the Board of Directors as required by Section 151 of the General Corporation Law of the State of Delaware:

               RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation (the "Board" or the "Board of Directors") by the provisions of the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"), out of the 3,000,000 shares of preferred stock of the Corporation authorized in Article FOURTH of the Certificate of Incorporation (the "Preferred Stock"), there hereby is created a series of Preferred Stock consisting of 21,000 shares, which series shall have the following powers, designations, preferences and relative, participating, optional or other rights, and the following qualifications, limitations and restrictions (in addition to the powers, designations, rights, and the qualifications, limitations and restrictions, set forth in the Certificate of Incorporation which are applicable to the Preferred Stock).

                                    ARTICLE 1
                             DESIGNATION AND AMOUNT

               The shares of such series shall be designated as "Series D Cumulative Convertible Exchangeable Preferred Stock" (the "Series D Preferred Stock") and the authorized number of shares constituting such series shall be 21,000 shares. The par value of the Series D Preferred Stock shall be $.01 per share. The stated value of the Series D Preferred Stock shall be One Thousand Dollars ($1,000) per share (the "Stated Value").

                                    ARTICLE 2
                                   DEFINITIONS

               The  terms  defined  in  this  Article   whenever  used  in  this
Certificate of Designations have the following respective meanings:

               (a)    "AMEX" means the American Stock Exchange.

               (b) "Business Day" means a day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to close.

               (c) "Common Shares" or "Common Stock" means shares of common stock, $.01 par value, of the Corporation.

               (d) "Conversion Date" means any day on which all or any portion of shares of the Series D Preferred Stock is converted in accordance with the provisions hereof.

               (e)    "Conversion  Notice"  has the meaning set forth in Section
6.1.

               (f)    "Conversion  Price" has the  meaning  set forth in Section
6.1.

               (g) "Corporation" means Sheffield Pharmaceuticals, Inc., a Delaware corporation, and any successor or resulting corporation by way of merger, consolidation, sale or exchange of all or substantially all of the Corporation's assets, or otherwise.

               (h) "Current Market Price" on any date of determination means the closing price of a Common Share on such day as reported on the AMEX, or, if such security is not listed or admitted to trading on the AMEX, on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and ask prices of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any Nasdaq member firm of the National Association of Securities Dealers, Inc. selected from time to time by the Board of Directors of the Corporation for that purpose, or a price determined in good faith by the Board of Directors of the Corporation as being equal to the fair market value thereof, as the case may be.

               (i)    "Dividend  Notes"  have the  meaning  set forth in Section
4.1.

               (j)    "Dividend  Payment  Date"  has the  meaning  set  forth in
Section 4.1.

               (k)    "Dividend  Period"  has the  meaning  set forth in Section
4.1.

               (l) "Dividend Shares" means the shares of Series D Preferred Stock issued as dividends on outstanding shares of Series D Preferred Stock in accordance with Article 4 hereof.

               (m) "Dollars" or "$" means currency of the United States of America.

               (n)    "Exchange Date" has the meaning set forth in Section 7.01.

               (o)    "Exchange Note" has the meaning set forth in Section 7.02.

               (p)    "Exchange  Notice"  has the  meaning  set forth in Section
7.01.

               (q) "Holder" or "Holders" means Elan International Services, Ltd., a Bermuda corporation, any successor thereto, or any Person(s) to whom the Series D Preferred Stock is subsequently transferred in accordance with the provisions hereof.

               (r) "Issue Date" means the date of original issuance of the applicable share of Series D Preferred Stock.

               (s)    "Junior  Securities"  has the meaning set forth in Article
3.

               (t)    "Liquidation  Preference"  has the  meaning  set  forth in
Section 5.1(b).

               (u) "Newco" means Sheffield Newco Ltd. a Bermuda exempted limited liability company incorporated under the laws of Bermuda.

               (v) "Newco Capital Stock" means all outstanding shares of Newco Common Stock and all securities convertible or exchangeable into shares of Newco Common Stock (including, Newco Preferred Stock).

               (w) "Newco Common Stock" means the ordinary shares of the common stock, par value $1.00 per share, of Newco.

               (x) "Newco Preferred Stock" means the preferred stock, par value $1.00 per share, of Newco.

               (y) "Original Holder" means Elan International Services, Ltd, a Bermuda exempted limited liability company incorporated under the laws of Bermuda and its affiliates (as that term is defined under the Securities Exchange Act of 1934, as amended).

               (z) "Original Issue Date" means the date of the initial issuance of shares of Series D Preferred Stock.

               (aa)   "Pari  Passu  Securities"  has the  meaning  set  forth in
Article 3.

               (bb) "Person" means an individual, a corporation, a partnership, an association, a limited liability company, a unincorporated business organization, a trust or other entity or organization, and any government or political subdivision or any agency or instrumentality thereof.

               (cc)   "Rights" has the meaning set forth in Section 6.2(e).

               (dd)   "Securities   Purchase  Agreement"  means  the  Securities
Purchase Agreement, dated as of October 18, 1999, between the Corporation and Elan International Services, Ltd.

               (ee)   "Stated Value" has the meaning set forth in Article 1.

               (ff) "Trading Day" means any day on which purchases and sales of securities authorized for quotation on the AMEX are reported thereon or, if the Common Stock is not listed or admitted to trading on the AMEX, a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business, or, if the Common Stock is not so listed or admitted to trading on any national securities exchange, a day on which the Nasdaq National Market (or any successor thereto) or such other system then in use is open for the transaction of business, or, if the Common Stock is not quoted by any such organization, any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

                                    ARTICLE 3
                                      RANK

                The Series D Preferred Stock shall rank (i) prior to the Common Stock; (ii) prior to any class or series of capital stock of the Corporation hereafter created other than Pari Passu Securities (collectively, with the Common Stock, the "Junior Securities"); (iii) pari passu with the Corporation's Series C Cumulative Convertible Preferred Stock (the "Series C Preferred Stock"); (iv) pari passu with the Corporation's Series E Convertible Non-Exchangeable Preferred Stock (the "Series E Preferred Stock"); (v) pari passu with the Corporation's Series F Convertible Non-Exchangeable Preferred Stock (the "Series F Preferred Stock"); and (vi) pari passu with any class or series of capital stock of the Corporation hereafter created specifically ranking on parity with the Series D Preferred Stock (collectively, with the Series C Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock, the "Pari Passu Securities").


                                    ARTICLE 4
                                    DIVIDENDS

         SECTION 4.1

                (a) (i) Subject to Article 6, the Holder shall be entitled to receive, out of funds legally available for the payment of dividends, dividends at the rate of 7.0% per annum (computed on the basis of a 360-day year) (the "Dividend Rate") on the Stated Value of each outstanding share of Series D Preferred Stock payable on and as of the most recent Dividend Payment Date with respect to each Dividend Period. Dividends on the Series D Preferred Stock shall be cumulative from the date of issue or the most recent Dividend Payment Date upon which dividends have been paid on the Series D Preferred Stock by the Corporation.

                    (ii) Dividends on the Series D Preferred Stock shall be payable in equal semi-annual installments on April 18 and October 18 of each year (each, a "Dividend Payment Date"), commencing April 18, 2000 and ending October 18, 2005, to the holders of record of shares of the Series D Preferred Stock, as they appear on the stock records of the Corporation at the close of business on any record date, not more than 60 days or less than 10 days preceding the payment dates thereof, as shall be fixed by the Board of Directors. For the purposes hereof, "Dividend Period," in respect of any share of Series D Preferred Stock, shall mean the period commencing on April 18, 2000 and, thereafter, the semiannual period commencing on and including the day after the immediately preceding Dividend Payment Date and ending on and including the immediately subsequent Dividend Payment Date. Accrued and unpaid dividends for any past Dividend Period may be declared and paid at any time, without reference to any Dividend Payment Date, to holders of record on such date, not more than 15 days preceding the payment date thereof, as may be fixed by the Board of Directors.

                    (iii) Dividends on the outstanding shares of Series D Preferred Stock shall be paid through the issuance of duly and validly authorized and issued, fully paid and non-assessable shares of Series D Preferred Stock to be issued at the rate of one (1) share of Series D Preferred Stock for each $1,000 of dividend due and payable. No fractional shares of the Series D Preferred Stock shall be issued as Dividend Shares. Instead of any fractional shares of Series D Preferred Stock which would otherwise be issuable as Dividend Shares, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to $1,000 times the fractional interest.

               (b) The Holder shall not be entitled to any dividends in excess of the cumulative dividends, as herein provided, on the Series D Preferred Stock. Except as provided in this Article 4, no interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series D Preferred Stock that may be in arrears.

               (c) In the event that, after the first anniversary of the Original Issue Date, the payment of any Dividend Shares upon the Series D Preferred Stock to the Original Holder would result in the Original Holder's fully-diluted ownership of Common Stock (assuming the conversion into Common Stock of all options, warrants and other securities convertible or exchangeable into Common Stock beneficially owned by the Original Holder) to exceed 49.9% of the then outstanding

Common Stock, such excess dividends shall be paid to the Original Holder through issuance by the Corporation of promissory notes with an aggregate principal amount equal to each dividend payment amount then payable (collectively, the "Dividend Notes"). Each Dividend Note shall be issued in substantially the form attached as Exhibit B to this Certificate of Designations. It shall be a condition to the Corporation's obligation to issue Dividend Notes in respect of any such excess dividends that the Original Holder deliver to the Corporation, at least 15 days before the applicable Dividend Payment Date, a certificate (i) certifying that the Dividend Shares otherwise issuable on such Dividend Payment Date shall cause the Original Holder's beneficial ownership to exceed such 49.9% amount and (ii) demonstrating the calculation of the principal amount of the Dividend Note to be issued in lieu of the applicable excess Dividend Shares.


                                    ARTICLE 5
                             LIQUIDATION PREFERENCE

         SECTION 5.1

               (a) If the Corporation shall commence a voluntary case under the Federal bankruptcy laws or any other applicable Federal or State bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of ninety (90) consecutive days and, on account of any such event, the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up (each such event being considered a "Liquidation Event"), no distribution shall be made to the holders of any Junior Securities of the Corporation upon liquidation, dissolution or winding up unless prior thereto, the Holders, subject to Article 5, shall have received the Liquidation Preference (as defined in Article 5.1(b)) with respect to each share. If upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the Holders and holders of shares of Pari Passu Securities shall be insufficient to permit the payment to such holders of the
                                      -6-
preferential amounts payable thereon, then the entire assets and funds of the Corporation legally available for distribution to the Series D Preferred Stock and the Pari Passu Securities shall be distributed ratably among such shares in proportion to the ratio that the preferential amounts payable on each such share bears to the aggregate preferential amounts payable on all such shares.

               (b) For purposes hereof, the "Liquidation Preference" with respect to a share of the Series D Preferred Stock shall mean an amount equal to
(i) the Stated Value thereof, plus (ii) the aggregate of all accrued and unpaid dividends on such share of Series D Preferred Stock until the most recent Dividend Payment Date; provided that, in the event of an actual liquidation, dissolution or winding up of the Corporation, the amount referred to in clause
(ii) above shall be calculated by including accrued and unpaid stock dividends to the actual date of such liquidation, dissolution or winding up, rather than the applicable Dividend Payment Due Date referred to above.

                                    ARTICLE 6
                     CONVERSION OF SERIES D PREFERRED STOCK

         SECTION 6.1   Conversion.

               (a) Holders of shares of the Series D Preferred Stock shall have the right, exercisable at any time after the second anniversary of the Original Issue Date and prior to the sixth anniversary of the Original Issue Date, to convert all or any such shares of the Series D Preferred Stock into the number of shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) determined by dividing (1) the aggregate Liquidation Preference of the shares of Series D Preferred Stock to be converted by (2) $4.86 (the "Conversion Price"). Upon conversion, no adjustment or payment will be made for dividends, but if any holder surrenders a share of the Series D Preferred Stock for conversion after the close of business on the record date for the payment of a dividend and prior to the opening of business on the next Dividend Payment Date, then, notwithstanding such conversion, the dividend payable on such Dividend Payment Date will be paid to the registered holder of such share on such record date. In such event, such share, when surrendered for conversion during the period between the close of business on any dividend payment record date and the opening of business on the corresponding Dividend Payment Date, must be accompanied by payment of an amount equal to the dividend payable on such Dividend Payment Date on the share so converted.

               (b) Any holder of a share or shares of the Series D Preferred Stock electing to convert such share or shares thereof shall deliver the certificate or certificates therefor to the principal office of the Corporation or any transfer agent for the Common Stock, with the form of notice of election to convert attached as Exhibit C to this Certificate of Designations (the "Conversion Notice"), fully completed and duly executed and (if such required by the Corporation or any conversion agent) accompanied by instruments of transfer in form satisfactory to the Corporation and to any conversion agent, duly executed by the registered Holder of his duly authorized attorney. The conversion right with respect to any such shares shall be deemed to have been
                                      -7-
exercised at the date upon which the certificates therefore accompanied by such duly executed notice of election and instruments of transfer and such taxes, stamps, funds, or evidence of payment shall have been so delivered, and the Person or Persons entitled to receive the shares of the Common Stock issuable upon such conversion shall be treated for all purposes as the record Holder or Holders of such shares of the Common Stock upon said date.

               (c) From and after the delivery of the Conversion Notice in respect of any conversion of shares of Series D Preferred Stock, all such shares of Series D Preferred Stock shall be deemed to have been converted into shares of Common Stock as of the applicable Conversion Date at the applicable conversion rate, all stock dividends on such shares of the Series D Preferred Stock shall cease to accrue, and all rights of the Holders thereof as holders of Series D Preferred Stock, except the right to receive all accrued and unpaid stock dividends to such Conversion Date at the applicable rate for such shares of Series D Preferred Stock and the right to receive certificates representing shares of Common Stock issuable upon the conversion of such shares (including, without limitation, with respect to such stock dividends, as applicable), shall cease and terminate, such shares of Series D Preferred Stock shall not thereafter be transferred (except with the consent of the Corporation) and such shares shall not be deemed to be outstanding for any purpose whatsoever.

               (d) No fractional shares of the Common Stock or scrip representing fractional shares shall be issued upon conversion of shares of the Series D Preferred Stock. If more than one share of the Series D Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of the Common Stock which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of the Series D Preferred Stock so surrendered. Instead of any fractional shares of the Common Stock which would otherwise be issuable upon conversion of any shares of the Series D Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Current Market Price for the Common Stock on the last Trading Day preceding the applicable date of conversion.

               (e) Each Conversion Notice under this Section 6.1 shall request the conversion of at least 500 shares of Series D Preferred Stock or the remaining balance of Series D Preferred Stock held by the converting Holder, whichever is less.

          SECTION 6.2 Adjustments. The Conversion Price and the number of shares issuable upon conversion of the Series D Preferred Stock are subject to adjustment from time to time as follows:

               (a) Merger, Sale of Assets, Etc. Notwithstanding any other limitation whatsoever contained herein, if at any time while the Series D
Preferred Stock, or any portion thereof, is outstanding there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Corporation with or into another corporation in which the Corporation is the surviving entity but the shares of the Corporation's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of the Corporation's properties and assets as, or substantially as, an entirety to any other Person, then as a part of such reorganization, merger, consolidation, sale or transfer lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon conversion of the Series D Preferred Stock, during the period specified herein, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that the Holder would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if the Series D Preferred Stock had been converted immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 6.2(a). The foregoing provisions of this Section 6.2(a) shall similarly apply to successive reclassification, changes, consolidations, mergers, mandatory share exchanges and sales and transfers. If the per share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions of this Certificate of Designations with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Certificate of Designations shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon conversion of the Series D Preferred Stock.

               (b) Reclassification, Etc. If the Corporation, at any time while the Series D Preferred Stock, or any portion thereof, remains outstanding, shall change any of the securities as to which conversion rights under this Certificate of Designations exist into the same or a different number of securities of any other class or classes, the Series D Preferred Stock shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the conversion rights under this Certificate of Designations immediately prior to such reclassification or other change and the Conversion Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Certificate of Designations.

               (c)  Split,   Subdivision  or  Combination  of  Shares.   If  the
Corporation at any time while the Series D Preferred Stock, or any portion thereof, remains outstanding shall split, subdivide or combine the securities as to which conversion rights under this Certificate of Designations exist, into a different number of securities of the same class, the Conversion Price shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

               (d) Adjustments for Dividends in Stock and Other Securities or Property. If while the Series D Preferred Stock, or any portion hereof, remains outstanding, the holders of the securities as to which conversion rights under this Certificate of Designations exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders of the Corporation, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Corporation by way of dividend, then and in each case, the Series D Preferred Stock shall represent the right to acquire, upon conversion, in addition to the number of shares of the security receivable upon conversion of the Series D Preferred Stock, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Corporation that the Holder would hold on the date of such conversion had it been the holder of record of the security receivable upon conversion of the Series D Preferred Stock on the date hereof and had thereafter, during the period from the date hereof to and including the date of such conversion, retained such shares and/or additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 6.2.

               (e) Repurchases or Redemptions of Common Stock or Options. If the Corporation at any time while shares of Series D Preferred Stock are outstanding, shall repurchase or redeem any outstanding shares of Common Stock or rights, options or warrants granting the holder thereof the right to acquire shares of Common Stock (collectively, the "Rights") in a single transaction or a series of related transactions involving an aggregate repurchase or redemption price in excess of $500,000 at a price (on a per share basis) which is greater than 150% of the Current Market Price as of the day prior to such repurchase or redemption, the Conversion Price shall thereupon be adjusted by multiplying the Conversion Price in effect immediately prior to the applicable repurchase or redemption by a fraction (i) the numerator of which shall be the Conversion Price in effect immediately prior to such repurchase or redemption and (ii) the denominator of which shall be the fair market value of the consideration paid by the Corporation for each share of Common Stock (or each share of Common Stock issuable upon exercise of the Right(s) subject to such repurchase or redemption) in such repurchase or redemption.

               (f) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 6.2, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

               (g) Cumulative Adjustments. No adjustment in the Conversion Price shall be required until cumulative adjustments result in a concomitant change of 1% or more of the Conversion Price as in effect prior to the last adjustment of the Conversion Price; provided, however, that any adjustments which by reason of this Section 6.2 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section
6.2 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. No adjustment to the Conversion Price shall be made for cash dividends.

                                    ARTICLE 7

                                 EXCHANGE RIGHTS

          SECTION 7.01 Optional Exchange. (a) Original Holders of at least a majority of the then outstanding shares of Series D Preferred Stock shall have the right, by written notice delivered to the Corporation in the form of notice of election to exchange attached to this Certificate of Designations as Exhibit D (the "Exchange Notice"), fully completed and duly executed by the requisite Original Holders, to require the Corporation to exchange all outstanding shares of Series D Preferred Stock and all outstanding Dividend Notes as of any Dividend Payment Date (such date being the "Exchange Date") for the greater of
(i) 7,224 shares of Newco Preferred Stock, subject to adjustment for split, stock dividends and similar events occurring in respect of Newco Capital Stock after the Original Issue Date, or (ii) a number of shares of Newco Capital Stock which, together with the shares of Newco Capital Stock issued to the Original Holder on the Original Issue Date, equals fifty percent (50%) of the then outstanding Newco Capital Stock as of the Exchange Date, with such capital stock to be delivered to all Holders on a pro rata basis based on their respective holdings of Series D Preferred Stock on the Exchange Date. The Exchange Notice shall be delivered at least 30 days prior to the Exchange Date. Upon receipt of the Exchange Notice, the Corporation shall promptly notify all Holders of its receipt of thereof and all Holders will promptly deliver the certificate or certificates therefor to the principal office of the Corporation or any transfer agent for the Common Stock for cancellation.

               (b) From and after the delivery of the Exchange Notice, all shares of Series D Preferred Stock (including Dividend Shares) shall be deemed to have been exchanged for the greater of (i) 7,224 shares of Newco Preferred Stock, subject to adjustment for split, stock dividends and similar events occurring in respect of Newco Capital Stock after the Original Issue Date, or
(ii) a number of shares of Newco Capital Stock which, together with the shares of Newco Capital Stock issued to the Original Holder on the Original Issue Date, equals fifty percent (50%) of the then outstanding Newco Capital Stock as of the Exchange Date, all stock dividends on such shares of the Series D Preferred Stock shall cease to accrue, all interest on the Dividend Notes shall cease to accrue, and all rights of the Holders thereof as holders of Series D Preferred Stock and Dividend Notes, except the right to receive all accrued and unpaid stock dividends on the Series D Preferred Stock to the Exchange Date at the applicable rate for such shares of such shares of Series D Preferred Stock, and the right to receive all accrued and unpaid interest on the Dividend Note to the Exchange Date at the applicable rate for such notes, and the right to receive certificates representing the applicable shares of Newco Capital Stock issuable in respect of the exchange, shall cease and terminate, such shares of Series D Preferred Stock and Dividend Notes shall not thereafter be transferred (except with the consent of the Corporation) and such shares shall not be deemed to be outstanding for any purpose whatsoever.

               (c) The rights of Holders under this Article 7 shall terminate and such Holders shall not be entitled to exchange shares of Series D Preferred Stock under this Article 7 upon the earlier of (i) the sixth anniversary of the Original Issue Date and (ii) the delivery to the Corporation of a Conversion Notice pursuant to this Section 6.1.

         SECTION 7.02. Mandatory Exchange. On or before the first anniversary of the Original Issue Date, the Corporation shall notify each Holder, in writing,
(i) that the issuance of the Series D Preferred Stock, and the issuance and listing upon the American Stock Exchange ("AMEX") of the shares of Common Stock issuable upon conversion of the Series D Preferred Stock, has been approved or ratified by the stockholders of the Corporation in accordance with the General Corporation Law of the State of Delaware and the rules and regulation of the AMEX or (ii) that such approval or ratification is not required by the applicable rules of the AMEX. In the event that the Corporation fails to provide such written notice on or before the first anniversary of the Original Issue Date, (A) all outstanding shares of Series D Preferred Stock shall be deemed exchanged for promissory note(s) in substantially the form of Exhibit A attached to this Certificate of Designations (the "Exchange Notes"), in the respective principal amounts equal to the aggregate Liquidation Preference of all shares of Series D Preferred Stock held by each respective Holder as of the date of such exchange and (B) from and after the first anniversary of the Original Issue Date, all shares of Series D Preferred Stock (including Dividend Shares) shall be deemed to have been exchanged for Exchange Notes, all dividends on the Series D Preferred Stock shall cease to accrue, and all rights of Holders thereof as holders of Series D Preferred Stock shall cease and terminate and all shares of Series D Preferred Stock shall not be deemed outstanding for any purpose whatsoever, except the right to receive the Exchange Notes issuable to them as determined above.


                                    ARTICLE 8
                                  VOTING RIGHTS

         The holders of the Series D Preferred Stock shall have no voting rights, except as otherwise provided by the General Corporation Law of the State of Delaware ("DGCL") and in this Article 8, and in Article 9 below.

         The Corporation shall provide each Holder of Series D Preferred Stock with prior notification of any meeting of the shareholders of the Corporation (and copies of proxy materials and other information sent to shareholders). In the event of any taking by the Corporation of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation or recapitalization) any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed liquidation, dissolution or winding up of the Corporation, the Corporation shall mail a notice to each Holder, at least thirty (30) days prior to the consummation of the transaction or event, whichever is earlier), of the date on which any such action is to be taken for the purpose of such dividend, distribution, right or other event, and a brief statement regarding the amount and character of such dividend, distribution, right or other event to the extent known at such time.

         To the extent that under the DGCL the vote of the Holders of the Series D Preferred Stock, voting separately as a class or series as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the Holders of at least a majority of the shares of the Series D Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of a majority of the shares of Series D Preferred Stock

(except as otherwise may be required under the DGCL) shall constitute the approval of such action by the class. To the extent that under the DGCL Holders of the Series D Preferred Stock are entitled to vote on a matter with Holders of Common Stock, voting together as one class, each share of Series D Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which such shares are convertible as of the record date for the taking of such vote of shareholders. Holders of the Series D Preferred Stock shall be entitled to notice of all shareholder meetings or written consents (and copies of proxy materials and other information sent to shareholders) with respect to which they would be entitled as of right under the DGCL, which notice would be provided pursuant to the Corporation's bylaws and the DGCL.

                                    ARTICLE 9
                              PROTECTIVE PROVISIONS

         So long as shares of Series D Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by the DGCL) of the Holders of at least a majority of the then outstanding shares of Series D Preferred Stock:

               (a) create any new class or series of capital stock having a preference superior to the Series D Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation ("Senior
Securities") or alter or change the rights, preferences or privileges of any Senior Securities so as to affect adversely the Series D Preferred Stock; or

               (b) amend or alter whether by merger, consolidation or otherwise, any of the provisions of the Certificate of Incorporation (including this Certificate of Designations) that would change the preferences, rights or privileges with respect to the Series D Preferred Stock so as to affect the Series D Preferred Stock adversely.

         In the event holders of at least a majority of the then outstanding shares of Series D Preferred Stock agree to allow the Corporation to amend or alter the preferences, rights or privileges of the shares of Series D Preferred Stock, pursuant to subsection (b) above, so as to affect adversely the Series D Preferred Stock, then the Corporation will deliver notice of such approved change to the Holders of the Series D Preferred Stock that did not agree to such amendment or change (the "Dissenting Holders") and the Dissenting Holders shall have the right for a period of thirty (30) days to convert pursuant to Section
6.1 of this Certificate of Designations as they exist prior to such alteration or continue to hold their shares of Series D Preferred Stock. The Holders' rights under this Article 9 shall terminate on the sixth anniversary of the Original Issue Date.

                                   ARTICLE 10
                                  MISCELLANEOUS

         SECTION 10.1 Loss, Theft, Destruction of Series D Preferred Stock. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of shares of Series D Preferred Stock and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of the Series D Preferred Stock, the Corporation shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated shares of Series D Preferred Stock, new shares of Series D Preferred Stock of like date and tenor.

         SECTION 10.2 Who Deemed Absolute Owner. The Corporation may deem the Person in whose name the Series D Preferred Stock shall be registered upon the registry books of the Corporation to be, and may treat it as, the absolute owner of the Series D Preferred Stock for the purpose of receiving payment of dividends on the Series D Preferred Stock, for the conversion of the Series D Preferred Stock and for all other purposes, and the Corporation shall not be affected by any notice to the contrary. All such payments and such conversion shall be valid and effectual to satisfy and discharge the liability upon the Series D Preferred Stock to the extent of the sum or sums so paid or the conversion so made.

         SECTION 10.3 Register. The Corporation shall keep at its principal office a register in which the Corporation shall provide for the registration of the Series D Preferred Stock. Upon any transfer of the Series D Preferred Stock in accordance with the provisions hereof, the Corporation shall register such transfer on the Series D Preferred Stock register.

         SECTION 10.4 Withholding. To the extent required by applicable law, the Corporation may withhold amounts for or on account of any taxes imposed or levied by or on behalf of any taxing authority in the United States having jurisdiction over the Corporation from any payments made pursuant to the Series D Preferred Stock.

         SECTION 10.5 Headings. The headings of the Articles and Sections of this Certificate of Designations are inserted for convenience only and do not constitute a part of this Certificate of Designations. IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations, Preferences and Rights to be signed by Loren G. Peterson, its President and Chief Executive Officer, and attested by Scott A. Hoffmann, its Secretary, on this 18th day of October, 1999.

                                      SHEFFIELD PHARMACEUTICALS, INC.



                                      By:/s/ Loren G. Peterson
                                         ---------------------------------------
                                           Loren G. Peterson
                                           President and Chief Executive Officer


Attested:


By:  /s/ Scott A. Hoffman
     -----------------------
     Scott A. Hoffmann
     Secretary

                                                                       Exhibit A

                              FORM OF EXCHANGE NOTE

                         SHEFFIELD PHARMACEUTICALS, INC.



U.S. $___________                                             ____________, 20__


The undersigned, Sheffield Pharmaceuticals, Inc., a Delaware corporation ("Sheffield"), for value received, hereby promises to pay to the order of ____________________________ (the "Investor") or its permitted assigns (the "Holder"), at such place as may be designated by the Holder to Sheffield, the sum of ______________________ dollars ($___________), plus interest on the unpaid principal balance at the rate specified below, in accordance with the provisions set forth herein. During the term of this Note, interest shall accrue at the rate of 7.0% per annum (calculated on the basis of a year of 360 days comprised of 12 30-day months). Accrued interest shall be payable (i) quarterly in arrears on the first day of January, April, July and October of each year and
(ii) in-kind through the issuance of additional notes in like tenor to this Note (the "Interest Notes"). The full principal amount of this Note and all Interest Notes, including any accrued interest thereon, shall be due and payable on October 18, 2005 (the "Maturity Date"). This Note is originally being issued in exchange for shares of Series D Preferred Stock, par value $.01 per share, of Sheffield (the "Series D Preferred Stock"), the rights of which are designated in the Certificate of Designations of the Series D Preferred Stock of Sheffield (the "Certificate of Designations"), and pursuant to a certain Securities Purchase Agreement, dated October 18, 1999 (the "Original Issue Date"), between Sheffield and Elan International Services, Ltd. (the "Purchase Agreement"). All Notes issued in exchange for shares of Series D Preferred Stock, including the Interest Notes, or upon transfer or exchange of other Notes are referred to herein as the "Notes."

All capitalized terms used in this Note and not otherwise defined herein shall have the meaning assigned to such terms in the Certificate of Designations.

The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

         1.    Mandatory Exchange.

               (a) Upon the delivery by holders of at least a majority of the then outstanding principal balance of Notes of written notice delivered to Sheffield in the form of notice of election to exchange attached as Annex A to this Note (the "Exchange Notice"), the Holder of this Note shall be required to surrender this Note in exchange for a pro rata portion of the greater of (i) 7,224 shares of Newco Preferred Stock, subject to adjustment for split, stock dividends and similar events occurring after the Original Issue Date, or (ii) a number of shares of Newco Capital Stock which, together with the shares of Newco Capital Stock issued to the Original Holder on the Original Issue Date, equals fifty percent (50%) of the then outstanding Newco Capital Stock as of the Exchange Date.

               (b) From and after the delivery of the Exchange Notice, this Note shall be deemed to have been exchanged for a pro rata portion of the greater of
(i) 7,224 shares of Newco Preferred Stock, subject to adjustment for split, stock dividends and similar events occurring after the Original Issue Date, or
(ii) a number of shares of Newco Capital Stock which, together with the shares of Newco Capital Stock issued to the Original Holder on the Original Issue Date, equals fifty percent (50%) of the then outstanding Newco Capital Stock as of the Exchange Date, all interest on the Note shall cease to accrue, and all rights of the Holder as a holder of the Note, except the right to receive all accrued and unpaid interest to such Exchange Date at the applicable rate for such Note and the right to receive certificates representing shares of Newco Capital Stock issuable upon the exchange of the Note (including, without limitation, with respect to such Notes issued as interest paid in kind stock), shall cease and terminate, the Note shall not thereafter be transferred (except with the consent of Sheffield) and the Note shall not be deemed to be outstanding for any purpose whatsoever.

         2. Exchange or Replacement of Note.

               (a) The Holder, at its option, may in person or by duly authorized attorney surrender this Note for exchange, at the office or agency of Sheffield and receive in exchange therefor a new Note in the same aggregate principal amount as the unpaid principal amount of the Note so surrendered, each such new Note to be dated as of the date to which interest has been paid on the Note so surrendered and payable to the Holder or its assignee, as the Holder may designate in writing (subject to the restrictions on transfer set forth in this Note and in the Purchase Agreement).

               (b) Upon receipt by Sheffield of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Note, and (in case of loss, theft or destruction) of indemnity reasonably satisfactory to it, and upon reimbursement to Sheffield of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Note, if mutilated, Sheffield shall make and deliver a new Note of like tenor in lieu of this Note. Any Note made and delivered in accordance with this paragraph shall be dated the date hereof.

          3. Amendments. This Note may not be amended, modified or waived in any respect unless set forth in writing and signed by the Holder, in the case of any change hereto, including any change in the amount or timing of any payment to be made hereunder or any adverse change in conversion rights hereunder. Any such amendment, modification or waiver shall be binding upon each future holder of this Note.

          4. Costs and Expenses. Sheffield agrees to pay all reasonable costs and expenses, including reasonable attorneys' fees, incurred by the Holder in collecting or enforcing this Note.

          5. No Waivers. No delay by the Holder in exercising any power or right hereunder shall operate as a waiver of any power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise of any other power or right hereunder or otherwise.

          6. Events of Default

          The occurrence of any of the following events shall constitute an event of default (an "Event of Default"):

               (a) A default in the payment of the principal amount of this Note, when and as the same shall become due and payable;

               (b) a default in the payment of any accrued and unpaid interest on this Note, when and as the same shall become due and payable;

               (c) a default in the performance, or a breach of any other covenant or agreement of Sheffield in this Note on any other Transaction Document (as defined in the Purchase Agreement), and continuance of such default or breach for a period of 10 days after the Holder has notified Sheffield of its occurrence;

               (d) any representation, warranty, or certification made by Sheffield pursuant to this Note or any other Transaction Document shall prove to have been false or misleading as of the date made in any material respect; or

               (e) (i) the entry of a decree or order by a court having jurisdiction adjudging Sheffield bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of or in respect of Sheffield, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; (ii) the commencement by Sheffield of a voluntary case under United States bankruptcy law, as now or hereafter constituted, or the consent by Sheffield to the institution of bankruptcy or insolvency proceedings against it; (iii) the filing by Sheffield of a petition or answer or consent seeking reorganization or relief under United States bankruptcy law; (iv) the appointment of a receiver, liquidator, assignee, trustee, sequestrator, or similar official of Sheffield or of any substantial part of its property which is not discharged within 30 days; (v) the making by Sheffield of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by Sheffield in furtherance of any such action.

         7. Remedies in the Event of Default

               (a) In the case of any Event of Default by Sheffield, the principal amount of this Note and accrued and unpaid interest thereon shall, in addition to all other rights and remedies of the Holder hereunder and under applicable law, be and become immediately due and payable.

               (b) Sheffield hereby waives grace, demand and presentment for payment, notice of nonpayment, protest and notice of protest, diligence, filing suit, and all other notice and promises to pay the Holder its costs of collection of all amounts due hereunder, including reasonable attorneys' fees.

               (c) Upon the occurrence and during the continuation of any Event of Default or breach of this Note by Sheffield this Note shall bear interest at the interest rate otherwise in effect hereunder plus 3% per annum (but in any event not in excess of the maximum rate of interest permitted by applicable law).

         8. Seniority

               This Note shall constitute senior indebtedness of Sheffield, and Sheffield shall not incur any indebtedness for money borrowed which shall rank senior to, or pari passu with, this Note without the prior consent of the holders of a majority in principal amount of the Notes; provided, that nothing contained herein shall be construed as to prevent Sheffield from incurring and paying obligations in the ordinary course of business, in accordance with past practice.

         9. Miscellaneous

               (a) The Investor may assign this Note to its affiliates (as such term is defined in the Securities Exchange Act of 1934, as amended). This Note and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to compliance by such assignee with the representations and warranties contained in
Section 3(a) of the Purchase Agreement.

               (b) All notices, demands and requests of any kind to be delivered to the other party in connection with this Note shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by nationally-recognized overnight courier or by registered or certified airmail, return receipt requested and postage prepaid, addressed as follows:

               to Sheffield:

                   Sheffield Pharmaceuticals, Inc.
                   South Winton Court
                   3136 Winton Road South
                   Suite 306
                   Rochester, NY  14623
                   Attn: Chairman

               and

                   Sheffield Pharmaceuticals, Inc.
                   425 South Woodsmill Road
                   St. Louis, Missouri 63017-3441
                   Attention: Chief Executive Officer
               with a copy to:

                   Olshan Grundman Frome, Rosenzweig & Wolosky LLP
                   505 Park Avenue
                   New York, NY  10022
                   Attention: Daniel J. Gallagher

               to Holder:

                   at the address provided to Sheffield by the Holder.

Each party, by written notice given to the other in accordance with this Section may change the address to which notices, other communication or documents are to be sent to such party. All notices, other communications or documents shall be deemed to have been duly given when received. Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of nationally-recognized overnight courier, on the second business day after the date when sent and (iii) in the case of mailing, on the fifth business day following that day on which the piece of mail containing such communication is posted. Notice hereunder may be given on behalf of the parties by their respective attorneys.

               (c) This Note shall be governed by and construed in accordance with the laws of the state of New York, without reference to the principles of conflicts of laws thereof.

IN WITNESS WHEREOF, Sheffield has caused this Note to be issued as of the date first set forth hereinabove.

                                            SHEFFIELD PHARMACEUTICALS, INC.



                                            By:________________________________
                                               Name:
                                               Title:

                                                                         Annex A
                                                                to Exchange Note

                             FORM OF EXCHANGE NOTICE


TO:    Sheffield Pharmaceuticals, Inc.
       Attention: Chief Financial Officer


               The undersigned owner(s) of Exchange Notes ("Notes") issued by Sheffield Pharmaceuticals, Inc. (the "Corporation") hereby irrevocably exercise(s) its option to cause the Corporation to exchange $________ of outstanding principal balance of the Notes for a pro rata portion of the greater of (i) 7,224 shares of preferred stock, par value $1.00 per share, of Sheffield Newco, Limited, a Bermuda corporation ("Newco"), subject to adjustment for split, stock dividends and similar events occurring after the Original Issue Date, or (ii) a number of shares of Newco Capital Stock which, together with the shares of Newco Capital Stock issued to the Original Holder on the Original Issue Date, equals fifty percent (50%) of the then outstanding Newco Capital Stock as of the Exchange Date, in accordance with the terms of the Note originally issued in exchange for shares of Series D Cumulative Convertible Exchangeable Non-Redeemable Preferred Stock, par value $.01 per share of, the Corporation issued pursuant to the Certificate of Designations of the Series D Preferred Stock. The undersigned hereby instructs the Corporation to advise all other holders of Notes, if any, of this exercise by the undersigned owner(s). The undersigned directs that the Newco Capital Stock issuable and certificates therefor deliverable to the undersigned upon such exchange be issued in the name of and delivered to the undersigned unless a different name has been indicated below. All capitalized terms used and not defined herein have the respective meanings assigned to them in the Notes.

Dated:
                                              --------------------------------


                                              by:_____________________________
                                                 Name:
                                                 Title:

Please print name and address
(including zip code number) :

--------------------------
--------------------------
--------------------------

                                                                       Exhibit B

                              FORM OF DIVIDEND NOTE

                         SHEFFIELD PHARMACEUTICALS, INC.



U.S. $___________                                         ____________, 20__


The undersigned, Sheffield Pharmaceuticals, Inc., a Delaware corporation ("Sheffield"), for value received, hereby promises to pay to the order of ____________________________ (the "Investor") or its permitted assigns (the "Holder"), at such place as may be designated by the Holder to Sheffield, the sum of ______________________ dollars ($___________), plus interest on the unpaid principal balance at the rate specified below, in accordance with the provisions set forth herein. During the term of this Note, interest shall accrue at the rate of 7.0% per annum (calculated on the basis of a year of 360 days comprised of 12 30-day months). Accrued interest shall be payable (i) quarterly in arrears on the first day of January, April, July and October of each year and
(ii) in-kind through the issuance of additional notes in like tenor to this Note (the "Interest Notes"). The full principal amount of this Note and all Interest Notes, including any accrued interest thereon, shall be due and payable on October 18, 2005 (the "Maturity Date"). This Note is originally being issued as payment of dividends due on shares of Series D Preferred Stock, par value $.01 per share, of Sheffield (the "Series D Preferred Stock"), the rights of which are designated in the Certificate of Designations of the Series D Preferred Stock of Sheffield (the "Certificate of Designations"), and pursuant to a certain Securities Purchase Agreement, dated October 18, 1999 (the "Original Issue Date"), between Sheffield and Elan International Services, Ltd. (the "Purchase Agreement"). All Notes issued as payment of dividends due on shares of Series D Preferred Stock, including the Interest Notes, or upon transfer or exchange of other Notes are referred to herein as the "Notes."

All capitalized terms used in this Note and not otherwise defined herein shall have the meaning assigned to such terms in the Certificate of Designations.

The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

         1. Mandatory Exchange.

               (a) Upon the delivery by holders of at least a majority of the then outstanding shares of Series D Preferred Stock of written notice delivered to Sheffield in the form of notice of election to exchange attached to the Certificate of Designations as Exhibit D (the "Exchange Notice"), the Holder of this Note shall be required to surrender this Note in exchange for a pro rata portion of the greater of (i) 7,224 shares of Newco Preferred Stock, subject to adjustment for split, stock dividends and similar events occurring after the Original Issue Date, or (ii) a number of shares of Newco Capital Stock which, together with the shares of Newco Capital Stock issued to the Original Holder on the Original Issue Date, equals fifty percent (50%) of the then outstanding Newco Capital Stock as of the Exchange Date.

               (b) From and after the delivery of the Exchange Notice, this Note shall be deemed to have been exchanged for a pro rata portion of the greater of
(i) 7,224 shares of Newco Preferred Stock, subject to adjustment for a split, stock dividends and similar events occurring after the Original Issue Date, or
(ii) a number of shares of Newco Capital Stock which, together with the shares of Newco Capital Stock issued to the Original Holder on the Original Issue Date, equals fifty percent (50%) of the then outstanding Newco Capital Stock as of the Exchange Date, all interest on the Note shall cease to accrue, and all rights of the Holder as a holder of the Note, except the right to receive all accrued and unpaid interest to such Exchange Date at the applicable rate for such Note and the right to receive certificates representing shares of Newco Capital Stock issuable upon the exchange of the Note (including, without limitation, with respect to such Notes issued as interest paid in kind stock), shall cease and terminate, the Note shall not thereafter be transferred (except with the consent of Sheffield) and the Note shall not be deemed to be outstanding for any purpose whatsoever.

         2. Exchange or Replacement of Note.

               (a) The Holder, at its option, may in person or by duly authorized attorney surrender this Note for exchange, at the office or agency of Sheffield and receive in exchange therefor a new Note in the same aggregate principal amount as the unpaid principal amount of the Note so surrendered, each such new Note to be dated as of the date to which interest has been paid on the Note so surrendered and payable to the Holder or its assignee, as the Holder may designate in writing (subject to the restrictions on transfer set forth in this Note and in the Purchase Agreement).

               (b) Upon receipt by Sheffield of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Note, and (in case of loss, theft or destruction) of indemnity reasonably satisfactory to it, and upon reimbursement to Sheffield of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Note, if mutilated, Sheffield shall make and deliver a new Note of like tenor in lieu of this Note. Any Note made and delivered in accordance with this paragraph shall be dated the date hereof.

         3. Amendments. This Note may not be amended, modified or waived in any respect unless set forth in writing and signed by the Holder, in the case of any change hereto, including any change in the amount or timing of any payment to be made hereunder or any adverse change in conversion rights hereunder. Any such amendment, modification or waiver shall be binding upon each future holder of this Note.

         4. Costs and Expenses. Sheffield agrees to pay all reasonable costs and expenses, including reasonable attorneys' fees, incurred by the Holder in collecting or enforcing this Note.

         5. No Waivers. No delay by the Holder in exercising any power or right hereunder shall operate as a waiver of any power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise of any other power or right hereunder or otherwise.

         6. Events of Default

         The occurrence of any of the following events shall constitute an event of default (an "Event of Default"):

               (a) A default in the payment of the principal amount of this Note, when and as the same shall become due and payable;

               (b) a default in the payment of any accrued and unpaid interest on this Note, when and as the same shall become due and payable;

               (c) a default in the performance, or a breach of any other covenant or agreement of Sheffield in this Note on any other Transaction Document (as defined in the Purchase Agreement), and continuance of such default or breach for a period of 10 days after the Holder has notified Sheffield of its occurrence;

               (d) any representation, warranty, or certification made by Sheffield pursuant to this Note or any other Transaction Document shall prove to have been false or misleading as of the date made in any material respect; or

               (e) (i) the entry of a decree or order by a court having jurisdiction adjudging Sheffield bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of or in respect of Sheffield, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; (ii) the commencement by Sheffield of a voluntary case under United States bankruptcy law, as now or hereafter constituted, or the consent by Sheffield to the institution of bankruptcy or insolvency proceedings against it; (iii) the filing by Sheffield of a petition or answer or consent seeking reorganization or relief under United States bankruptcy law; (iv) the appointment of a receiver, liquidator, assignee, trustee, sequestrator, or similar official of Sheffield or of any substantial part of its property which is not discharged within 30 days; or (v) the making by Sheffield of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by Sheffield in furtherance of any such action;

         7. Remedies in the Event of Default

               (a) In the case of any Event of Default by Sheffield, the principal amount of this Note and accrued and unpaid interest thereon shall, in addition to all other rights and remedies of the Holder hereunder and under applicable law, be and become immediately due and payable. (b) Sheffield hereby waives grace, demand and presentment for payment, notice of nonpayment, protest and notice of protest, diligence, filing suit, and all other notice and promises to pay the Holder its costs of collection of all amounts due hereunder, including reasonable attorneys' fees.

               (c) Upon the occurrence and during the continuation of any Event of Default or breach of this Note by Sheffield this Note shall bear interest at the interest rate otherwise in effect hereunder plus 3% per annum (but in any event not in excess of the maximum rate of interest permitted by applicable law).

         8. Seniority

               This Note shall constitute senior indebtedness of Sheffield, and Sheffield shall not incur any indebtedness for money borrowed which shall rank senior to, or pari passu with, this Note without the prior consent of the holders of a majority in principal amount of the Notes; provided, that nothing contained herein shall be construed as to prevent Sheffield from incurring and paying obligations in the ordinary course of business, in accordance with past practice.

         9. Miscellaneous

               (a) The Investor may assign this Note to its affiliates (as such term is defined in the Securities Exchange Act of 1934, as amended). This Note and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to compliance by such assignee with the representations and warranties contained in
Section 3(e) of the Purchase Agreement.

               (b) All notices, demands and requests of any kind to be delivered to the other party in connection with this Note shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by nationally-recognized overnight courier or by registered or certified airmail, return receipt requested and postage prepaid, addressed as follows:

                     to Sheffield:

                            Sheffield Pharmaceuticals, Inc.
                            South Winton Court
                            3136 Winton Road South
                            Suite 306
                            Rochester, NY  14623
                            Attn: Chairman

                     and

                            Sheffield Pharmaceuticals, Inc.
                            425 South Woodsmill Road
                            St. Louis, Missouri 63017-3441
                            Attention: Chief Executive Officer

                     with a copy to:

                            Olshan Grundman Frome, Rosenzweig & Wolosky LLP 505 Park Avenue
                            New York, NY  10022
                            Attention: Daniel J. Gallagher

                     to Holder:

                            at the address provided to Sheffield by the Holder.

Each party, by written notice given to the other in accordance with this Section may change the address to which notices, other communication or documents are to be sent to such party. All notices, other communications or documents shall be deemed to have been duly given when received. Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of nationally-recognized overnight courier, on the second business day after the date when sent and (iii) in the case of mailing, on the fifth business day following that day on which the piece of mail containing such communication is posted. Notice hereunder may be given on behalf of the parties by their respective attorneys.

               (c) This Note shall be governed by and construed in accordance with the laws of the state of New York, without reference to the principles of conflicts of laws thereof.

IN WITNESS WHEREOF, Sheffield has caused this Note to be issued as of the date first set forth hereinabove.

                                          SHEFFIELD PHARMACEUTICALS, INC.



                                          By:________________________________
                                             Name:
                                             Title:

                                                                       Exhibit C

                            FORM OF CONVERSION NOTICE


TO:   Sheffield Pharmaceuticals, Inc.
      Attention: Chief Financial Officer


               The   undersigned   owner  of  shares  of  Series  D   Cumulative
Convertible Exchangeable Preferred Stock, par value $.01 per share (the "Series D Preferred Stock") issued by Sheffield Pharmaceuticals, Inc. (the "Corporation") hereby irrevocably exercises its option to convert __________ shares of the Series D Preferred Stock into shares of the common stock, $.01 par value, of the Corporation ("Common Stock"), in accordance with the terms of the Certificate of Designations of the Series D Preferred Stock. The undersigned hereby instructs the Corporation to convert the number of shares of the Series D Preferred Stock specified above into shares of Common Stock in accordance with the provisions of Article 6 of such Certificate of Designations. The undersigned directs that the Common Stock issuable and certificates therefor deliverable upon conversion, the Series D Preferred Stock recertificated, if any, not being surrendered for conversion hereby, together with any check in payment for fractional Common Stock, be issued in the name of and delivered to the undersigned unless a different name has been indicated below. All capitalized terms used and not defined herein have the respective meanings assigned to them in such Certificate of Designations.


Dated:_______________

                                               --------------------------------

                                               by:_____________________________
                                                  Name:
                                                  Title:


              Fill in for registration of Series D Preferred Stock:

Please print name and address
(including zip code number) :


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
                                                                       Exhibit D


                             FORM OF EXCHANGE NOTICE


TO:   Sheffield Pharmaceuticals, Inc.
      Attention: Chief Financial Officer


               The  undersigned  owner(s)  of  shares  of  Series  D  Cumulative
Convertible Exchangeable Preferred Stock, par value $.01 per share (the "Series D Preferred Stock") issued by Sheffield Pharmaceuticals, Inc. (the "Corporation") hereby irrevocably exercise(s) its option to cause the Corporation to exchange ________ shares of Series D Preferred Stock for a pro rata portion of the greater of (i) 7,224 shares of preferred stock, par value $1.00 per share, of Sheffield Newco, Limited, a Bermuda corporation ("Newco"), subject to adjustment for split, stock dividends and similar events occurring after the Original Issue Date, or (ii) a number of shares of Newco Capital Stock which, together with the shares of Newco Capital Stock issued to the Original Holder on the Original Issue Date, equals fifty percent (50%) of the then outstanding Newco Capital Stock as of the Exchange Date, in accordance with the terms of the Certificate of Designations of the Series D Preferred Stock. The undersigned hereby instructs the Corporation to advise all other holders of Series D Preferred Stock, if any, of this exercise by the undersigned owner(s). The undersigned directs that the Newco Capital Stock issuable and certificates therefor deliverable to the undersigned upon such exchange be issued in the name of and delivered to the undersigned unless a different name has been indicated below. All capitalized terms used and not defined herein have the respective meanings assigned to them in such Certificate of Designations.

Dated: __________________
                                            --------------------------------


                                            by:_____________________________
                                               Name:
                                               Title:


             Fill in for registration of Series D Preferred Stock:

Please print name and address
(including zip code number) :

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